UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 6, 2009 (December 31, 2008)

GAMESTOP CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32637	20-2733559
(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, Texas	76051
(Address of Principal Executive Offices)	(Zip Code)

(817) 424-2000
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section 409A of the Internal Revenue Code of 1986, as amended, enacted as part of the American Jobs Creation Act of 2004 (“Section 409A”), imposes immediate taxation, a twenty percent (20%) additional tax and interest assessments on “deferred compensation,” as defined, that does not comply with the requirements of Section 409A. Applicable regulations gave companies until December 31, 2008 to amend their existing benefit plans and agreements to be compliant with Section 409A.

GameStop Corp. (the “Company”) conducted a review of the Company’s existing benefit plans and agreements to bring all such plans and agreements into full documentary compliance with Section 409A as of December 31, 2008.

The Board of Directors of the Company has adopted and approved certain minor amendments to the Company’s 2001 Incentive Plan, effective December 31, 2008, in order to comply with Section 409A, which amendments are set forth in the Third Amended and Restated GameStop Corp. 2001 Incentive Plan, a copy of which is included as Exhibit 10.1 of this Current Report on Form 8-K.

Further, the Company amended, effective December 31, 2008, the existing employment agreements (as amended and restated, collectively, the “Employment Agreements”) between the Company and each of R. Richard Fontaine, Executive Chairman of the Company, Daniel A. DeMatteo, Chief Executive Officer of the Company, David W. Carlson, Executive Vice President and Chief Financial Officer of the Company, Tony Bartel, Executive Vice President – Merchandising and Marketing of the Company, and Paul Raines, Chief Operating Officer of the Company, to bring the Employment Agreements into compliance with Section 409A. The principal amendments to the Employment Agreements were to modify the definitions of “Good Reason” and “Change in Control” to conform to the “safe harbor” provisions of Section 409A.

The above summary of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the actual Employment Agreements, a copy of which are included as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Third Amended and Restated GameStop Corp. 2001 Incentive Plan

10.2	Amended and Restated Executive Employment Agreement between GameStop Corp. and R. Richard Fontaine dated December 31, 2008

10.3	Amended and Restated Executive Employment Agreement between GameStop Corp. and Daniel A. DeMatteo dated December 31, 2008

10.4	Amended and Restated Executive Employment Agreement between GameStop Corp. and David W. Carlson dated December 31, 2008

10.5	Amended and Restated Executive Employment Agreement between GameStop Corp. and Tony Bartel dated December 31, 2008

10.6	Amended and Restated Executive Employment Agreement between GameStop Corp. and Paul Raines dated December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.

Date: January 6, 2009	By:	/s/ David W. Carlson
David W. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Third Amended and Restated GameStop Corp. 2001 Incentive Plan

10.2	Amended and Restated Executive Employment Agreement between GameStop Corp. and R. Richard Fontaine dated December 31, 2008

10.3	Amended and Restated Executive Employment Agreement between GameStop Corp. and Daniel A. DeMatteo dated December 31, 2008

10.4	Amended and Restated Executive Employment Agreement between GameStop Corp. and David W. Carlson dated December 31, 2008

10.5	Amended and Restated Executive Employment Agreement between GameStop Corp. and Tony Bartel dated December 31, 2008

10.6	Amended and Restated Executive Employment Agreement between GameStop Corp. and Paul Raines dated December 31, 2008